UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 24, 2007

LINENS HOLDING CO.

LINENS ‘N THINGS, INC.

LINENS ‘N THINGS CENTER, INC.

(Exact names of registrants as specified in their charters)

Delaware	333-135646-12	20-4192917
Delaware	001-12381	22-3463939
California	333-135646-11	59-2740308
(States or other jurisdictions of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

6 Brighton Road, Clifton, New Jersey  07015

(Address of principal executive offices)  (Zip Code)

(973) 778-1300

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrants under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On October 24, 2007, Linens ‘n Things, Inc. (“LNT”), Linens ‘n Things Center, Inc., and Linens ‘n Things Canada Corp., each as a borrower, entered into a Credit Agreement (the “Credit Agreement” or the “Credit Facility”), along with Linens Holding Co. (“Holding” and, together with its direct and indirect wholly owned subsidiaries, the “Company”), the sole stockholder of LNT, as guarantor, the subsidiary guarantors named therein, the several lenders named therein, GE Capital Markets, Inc., as Arranger and Bookmanager, General Electric Capital Corporation, as U.S. Administrative Agent and U.S. Collateral Agent and GE Canada Finance Holding Company, as Canadian Administrative Agent and Canadian Collateral Agent.

Part of the proceeds of the Credit Agreement were used to pay off the outstanding amounts under and terminate the Amended and Restated Credit Agreement, dated as of May 24, 2007 (the “UBS Credit Agreement”), by and between the Company, the subsidiary guarantors named therein, the several lenders named therein, UBS Securities LLC, as Arranger and Bookmanager, UBS AG, Stamford Branch, as Issuing Bank, U.S. Administrative Agent and U.S. Co-Collateral Agent, UBS AG Canada Branch, as Canadian Co-Collateral Agent, Wachovia Bank, National Association, as U.S. Co-Collateral Agent, Co-Documentation Agent and an Issuing Bank, Wachovia Capital Finance Corporation (Canada), as Canadian Administrative Agent, Canadian Co-Collateral Agent and Canadian Swingline Lender, UBS Loan Finance LLC, as US Swingline Lender, UBS Securities LLC and Bear, Stearns & Co. Inc., as Joint Book Runners, Bear, Stearns & Co. Inc., as Co-Syndication Agent, Wells Fargo Retail Finance, LLC, as Co-Documentation Agent and The CIT Group/Business Credit, Inc., as Co-Syndication Agent.

The Credit Agreement extends $700.0 million of revolving credit facilities to the Company, comprised of (i) a $625.0 million Revolving Commitment and (ii) a $75.0 million Tranche B Commitment, both of which are subject to a borrowing base. The borrowing base is a formula based on certain eligible inventory and receivables, minus certain reserves, and the Credit Facility reflects increases in the Company’s advance rates on this collateral.  A portion of the Credit Facility, not to exceed $40.0 million, is also available to Linens ’n Things Canada Corp. subject to the Canadian borrowing base.  The Credit Facility contains certain customary affirmative and negative covenants and events of default, but all financial maintenance covenants were eliminated.  The principal amount outstanding of the loans under the Credit Facility, plus interest accrued and unpaid thereon, will be due and payable in full at maturity, five years from October 24, 2007.

All obligations under the Credit Facility are unconditionally guaranteed by the Company and certain of its existing and future domestic subsidiaries.  All obligations under the Credit Facility, and the guarantees of those obligations, are secured, subject to certain exceptions, by substantially all of the assets of the borrowers, consisting of LNT, Linens ‘n Things Center, Inc. and Linens ‘n Things Canada Corp. (collectively, the “Borrowers”), and the subsidiary guarantors, including: (i) a first-priority security interest in inventory, accounts receivable, cash, securities and other general intangibles; and (ii) a second-priority security interest in equipment, intellectual property rights and related general intangibles and all of the capital stock of LNT and the capital stock of certain subsidiaries.

Borrowings under the Credit Facility bear interest at a rate equal to, at the Borrowers’ option, either (a) an alternate base rate determined by reference to the higher of (1) the base rate in effect on such day and (2) the federal funds effective rate plus 0.50% or (b) a LIBOR rate, with respect to any Eurodollar borrowing, determined by reference to the costs of funds for U.S. dollar deposits for the interest period relevant to such borrowing adjusted for certain additional costs, in each case plus an applicable margin.  The initial applicable margin for borrowings under the Credit Facility is 0.25% with respect to alternate base rate borrowings and 1.50% with respect to LIBOR borrowings. The applicable margin with respect to Tranche B Loans (consisting of per annum rate margins) shall be 2.75% in the case of Eurodollar borrowings and, in the event the adjusted LIBOR rate is not available, 1.25% in the case of alternate base rate borrowings.  After the delivery of the financial statements for the first full fiscal quarter after the closing date, the applicable margin for borrowings under the Credit Facility will be subject to adjustment based on the excess availability under the Credit Facility.  In addition to paying interest on outstanding principal under the Credit Facility, the Borrowers are required to pay a commitment fee, initially 0.375% per annum, in respect of the unutilized commitments thereunder.  After the delivery of financial statements for the first full fiscal quarter after the closing date, the commitment fee will be subject to adjustment based on the excess availability under the Credit Facility.  The Borrowers must also pay customary letter of credit fees and agency fees.  The Borrowers initiated borrowings under the Credit Facility on October 24, 2007 to meet their operational working capital needs.

The description of the Credit Agreement in this report does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference.

The Company issued a press release on October 25, 2007 with respect to the Credit Facility, a copy of which is attached hereto as Exhibit 99.1.

Item 1.02	Termination of a Material Definitive Agreement.

The UBS Credit Agreement and related documents were terminated on October 24, 2007. See Item 1.01 of this report, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1

Credit Agreement, dated as of October 24, 2007, among Linens ‘n Things, Inc., Linens ‘n Things Center, Inc., as U.S. borrowers, Linens ‘n Things Canada Corp., as Canadian borrower, Linens Holding Co., as guarantor, the subsidiary guarantors party thereto, the lenders party thereto, GE Capital Markets, Inc., as lead arranger, General Electric Capital Corporation, as U.S. swingline lender, U.S. administrative agent, and U.S. collateral agent, GE Canada Finance Holding Company, as Canadian swingline lender, Canadian administrative agent, and Canadian collateral agent.

99.1	Press Release of Linens Holding Co. dated October 25, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated: October 26, 2007

LINENS HOLDING CO.
LINENS ‘N THINGS, INC.
LINENS ‘N THINGS CENTER, INC.
(Registrants)

	By:	/s/ FRANCIS M. ROWAN
Francis M. Rowan
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1

Credit Agreement, dated as of October 24, 2007, among Linens ‘n Things, Inc., Linens ‘n Things Center, Inc., as U.S. borrowers, Linens ‘n Things Canada Corp., as Canadian borrower, Linens Holding Co., as guarantor, the subsidiary guarantors party thereto, the lenders party thereto, GE Capital Markets, Inc., as lead arranger, General Electric Capital Corporation, as U.S. swingline lender, U.S. administrative agent, and U.S. collateral agent, GE Canada Finance Holding Company, as Canadian swingline lender, Canadian administrative agent, and Canadian collateral agent.

99.1	Press Release of Linens Holding Co. dated October 25, 2007.